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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         March 25, 1998  (May 16, 1997)
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                Date of report (Date of earliest event reported)



                             PanAmSat Corporation*
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             (Exact name of registrant as specified in its charter)



             Delaware                0-22531            95-4607698
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   (State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)        File Number)      Identification No.)


                    One Pickwick Plaza, Greenwich, CT 06830
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         (Address of principal executive offices)            (Zip Code)



     Registrant's telephone number, including area code:     (203) 622-6664
                                                        -------------------

* PanAmSat Corporation ("PanAmSat" or the "Registrant") is the parent corporation of PanAmSat International Systems, Inc. ("PanAmSat International") (Commission File No. 0-26712; IRS Employer Identification No. 06-1407851), which was known as "PanAmSat Corporation" until May 16, 1997, when it became a wholly-owned subsidiary of PanAmSat as a consequence of the merger (the "Merger") of PanAmSat International and the Galaxy Satellite Services division ("Galaxy") of Hughes Communications, Inc. The Registrant has applied the purchase method of accounting to the transaction with Galaxy as the acquiror.
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.
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         (b)   Pro Forma Financial Information.
               -------------------------------

               The pro forma financial information of PanAmSat as of and for the year ended December 31, 1996 required by this Item 7(b) in respect of the Merger is incorporated herein by reference to the Unaudited Pro Forma Combined Financial Statements of PanAmSat as of and for the year ended December 31, 1996 set forth on pages 172 through 176 of the Proxy Statement of PanAmSat International filed with the Securities and Exchange Commission on April 18, 1997 under the name PanAmSat Corporation.

               The pro forma financial information of PanAmSat as of and for the three-month period ended March 31, 1997 required by this Item 7(b) in respect of the Merger is incorporated herein by reference to Exhibit 99 hereto.


         (c)   Exhibits.
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               99.  Pro forma financial information of PanAmSat as of and for the three-month period ended March 31, 1997.
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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PANAMSAT CORPORATION
                                         --------------------
                                              (Registrant)


                                         By   /s/ Kenneth N. Heintz
                                           --------------------------------
                                           Kenneth N. Heintz
                                           Executive Vice President and
                                              Chief Financial Officer
                                              and a Duly Authorized Officer
                                              of the Company


Date:  March 25, 1998
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                                 EXHIBIT INDEX



                                                            Sequentially
Exhibit                                                    Numbered Page
-------                                                    -------------


   99.  Pro forma financial information of
        PanAmSat as of and for the three-month
        period ended March 31, 1997.